                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2002
                                                         -----------------

                       CHASE MORTGAGE FINANCE CORPORATION
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                 (Exact name of registrant specified in Charter)




         Delaware                     333-76801              52-1495132
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      (State or other                (Commission            (IRS Employer
      jurisdiction of                File Number)         Identification No.)
       incorporation)




                 343 Thornall Street,
                    Edison, NJ                                   08837
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       (Address of principal executive offices)                 Zip Code


           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets: General.

         On February 27, 2002, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 2002-S4, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 24, 2002, as supplemented by the prospectus supplement dated February 22, 2002 (together, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class A-7 Certificates, the Class A-8 Certificates, the Class A-9 Certificates, the Class A-10 Certificates, the Class A-11 Certificates, the Class A-12 Certificates, the Class A-13 Certificates, Class A-14 Certificates, the Class A-15 Certificates, the Class A-16 Certificates, the Class A-17 Certificates, the Class A-18 Certificates, the Class A-19 Certificates, the Class A-20 Certificates, the Class A-21 Certificates, the Class A-22 Certificates, the Class A-23 Certificates, the Class A-X Certificates, the Class A-P Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

Item 601(a)                                             Description
of Regulation S-K                                       -----------
Exhibit No.
-----------                               Pooling and Servicing Agreement among
                                          Chase Mortgage Finance Corporation,
    4                                     Chase Manhattan Mortgage Corporation,
                                          Countrywide Home Loans Servicing LP
                                          and Citibank, N.A., as trustee, dated
                                          as of February 1, 2002, for Multi-
                                          Class Mortgage Pass-Through
                                          Certificates, Series 2002-S4

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION

Date:  March 14, 2002


                                              By: /s/ Eileen A. Lindblom
                                                  ----------------------
                                                  Name:  Eileen A. Lindblom
                                                  Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.                 Description

    4 Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation, Countrywide Home Loans Servicing LP and Citibank, N.A., as trustee, dated as of February 1, 2002, for Multi-Class Mortgage Pass-Through Certificates, Series 2002-S4